UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2017

Centrue Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28846	36-3145350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

122 West Madison Street

Ottawa, Illinois 61350

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

In connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of January 26, 2017 (the “Merger Agreement”), by and among Midland States Bancorp, Inc., an Illinois corporation (“Midland”), Sentinel Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of Midland (“Merger Sub”), and Centrue Financial Corporation, a Delaware corporation (“Centrue”), on June 9, 2017 Centrue, Midland and U.S. Bank National Association (the “Trustee”), entered into a First Supplemental Indenture pursuant to which Midland assumed Centrue’s rights, duties and obligations under the Indenture, dated as of April 22, 2004, by and between Centrue and the Trustee, under which Centrue had previously issued approximately $10.3 million aggregate principal amount of its Floating Rate Junior Subordinated Deferrable Interest Debentures due 2034.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On June 9, 2017, Centrue merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Midland.  Immediately following the Merger, Merger Sub was dissolved.  As a result of the Merger and subsequent dissolution of Merger Sub, Centrue’s wholly owned bank subsidiary, Centrue Bank, became a wholly owned subsidiary of Midland.

Subject to the terms and conditions of the Merger Agreement, and after giving effect to the elections made by Centrue stockholders and the proration provisions of the Merger Agreement, at the effective time of the Merger (i) each share of Centrue common stock with respect to which a valid election to receive cash consideration was made was converted into the right to receive a combination of $14.2831 in cash and 0.3544 shares of Midland common stock, (ii) each share of Centrue common stock with respect to which a valid election to receive share consideration was made was converted into the right to receive 0.7604 shares of Midland common stock, (iii) each share of Centrue common stock with respect to which a valid election to receive mixed consideration was made was converted into the right to receive a combination of $9.3625 in cash and 0.4943 shares of Midland common stock, and (iv) each share of Centrue common stock with respect to which no valid election was made was converted into the right to receive 0.7604 shares of Midland common stock, in each case, with cash paid in lieu of any fractional shares.  In connection with the Merger, Centrue equity awards vested and were settled in cash at the effective time of the Merger based on a value of $26.75 per share.  Each share of Centrue’s Series B Preferred Stock was converted into the right to receive a share of a newly created series of Series G Preferred Stock of Midland (the “Series G Preferred Stock”), and each share of Centrue’s Series D Preferred Stock was converted into the right to receive a share of a newly created series of Fixed Rate Non-Voting Perpetual Non-Cumulative Preferred Stock, Series H of Midland (the “Series H Preferred Stock”).  In the aggregate, Midland paid approximately $61.0 million and issued 3,219,238 shares of Midland common stock, 181 shares of Series G Preferred Stock and 2,635.5462 shares of Series H Preferred Stock in respect of the outstanding shares of Centrue capital stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Centrue’s Current Report on Form 8-K filed on January 26, 2017, and is incorporated by reference herein.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2017, Centrue notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had closed and requested that NASDAQ suspend trading of Centrue’s common stock.  Following such request, NASDAQ withdrew the listing of Centrue’s common stock and filed with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to deregister Centrue’s common stock under Section 12(b) of the Securities Exchange Act of 1934.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.                                        Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger, on June 9, 2017, each of Centrue’s directors ceased to be a director of Centrue, and each of Centrue’s officers ceased to be an officer of Centrue.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, on June 9, 2017, the Restated Certificate of Incorporation and the Amended and Restated Bylaws of Centrue ceased to be in effect.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 26, 2017, among Midland States Bancorp, Inc., Sentinel Acquisition, LLC and Centrue Financial Corporation (incorporated by reference to Exhibit 2.1 to Centrue Financial Corporation’s Current Report on Form 8-K filed on January 26, 2017)*

4.1	First Supplemental Indenture, dated as of June 9, 2017, by and among Centrue Financial Corporation, Midland States Bancorp, Inc., and U.S. Bank National Association.

*                 Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Centrue agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	MIDLAND STATES BANCORP, INC.,
on behalf of Centrue Financial Corporation

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 26, 2017, among Midland States Bancorp, Inc., Sentinel Acquisition, LLC and Centrue Financial Corporation (incorporated by reference to Exhibit 2.1 to Centrue Financial Corporation’s Current Report on Form 8-K filed on January 26, 2017)*

4.1	First Supplemental Indenture, dated as of June 9, 2017, by and among Centrue Financial Corporation, Midland States Bancorp, Inc., and U.S. Bank National Association.

*                 Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Centrue agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.